EXHIBIT 10.a
                              AMENDED AND RESTATED
                               LENNAR CORPORATION
                             1997 STOCK OPTION PLAN


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                                TABLE OF CONTENTS


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1.    Definitions                                                            1

2.    Purpose of the Plan                                                    2

3.    Authority to Grant Stock Options                                       2

4.    Authority to Grant Stock Appreciation Rights                           3

5.    Terms of Stock Options                                                 3

6.    Payment of Option Exercise Price                                       4

7.    Withholding Payments                                                   4

8.    Written Agreement                                                      5

9.    Administration of the Plan                                             5

10.   Shares Available for Options                                           6

11.   Laws and Regulations                                                   6

12.   Modifications of Number of Shares and Other Securities;                6
      Changes in Capital Structure.

13.   Effects of Termination of Employment                                   7

14.   No Rights to Continued Employment                                      8

15.   Effective Date                                                         8

16.   Amendments of the Plan                                                 8

17.   Termination of the Plan                                                8


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                               LENNAR CORPORATION
                             1997 STOCK OPTION PLAN
                OCTOBER 31, 1997, AS AMENDED ON DECEMBER 9, 1997

1.    DEFINITIONS


      As used in this Plan the following definitions apply:

      (a) "Board of Directors" means the Board of Directors of Lennar.

      (b) "Code" means the Internal Revenue Code of 1986, as amended.

      (c) "Committee" means the Compensation Committee of the Board of Directors, or such other committee consisting of at least two members of the Board of Directors as may be specified by the Board of Directors to perform the functions and duties of the Committee under the Plan. If there is no Compensation Committee and the Board of Directors does not appoint another Committee, the Board of Directors will be the Committee.

      (d) "Common Stock" means common stock, par value $.10 per share, of Lennar.

      (e) "Company" means Lennar and all its more than 50% owned subsidiaries.

      (f) "Director" means any person serving as a member of the board of directors of any corporation included in the Company.

      (g) "Incentive Option" means an option to purchase Common Stock which meets the requirements set forth in the Plan and is intended to be, and qualifies as, an Incentive Stock Option as that term is used in Section 422 of the Code.

      (h) "Key Employee" means an officer or employee of the Company who the Committee determines can contribute significantly to the growth and successful operations of the Company.

      (i) "Holder" means a person who holds a stock option or Stock Appreciation Right granted under the Plan.

      (j) "Lennar" means Lennar Corporation, a Delaware corporation, or its successor by merger or any similar transaction.

      (k) "Nonqualified Option" means an option to purchase Common Stock which meets the requirements set forth in the Plan but is not intended to be, or does not qualify as, an Incentive Stock Option as that term is used in Section 422 of the Code.

      (l) "Plan" means this Lennar Corporation 1997 Stock Option Plan.


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      (m) "Stock Appreciation Right" means a right to receive the appreciation in value, or a portion of the appreciation value, of a specified number of shares of Common Stock, as provided in Section 4(b).

      (n) "10% Stockholder" means a person who owns (after applying the attribution rules contained in Section 424(d) of the Code) more than 10% of the total combined voting stock of all classes of Lennar or of any parent or subsidiary of Lennar.

2.    PURPOSE OF THE PLAN

      The purpose of the Plan is to encourage and enable those officers, employees and Directors of the Company upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in Lennar, and by doing so to stimulate the efforts of those officers, employees and Directors on behalf of the Company and strengthen their desire to remain officers, employees or Directors of the Company.

3.    AUTHORITY TO GRANT STOCK OPTIONS

      (a) Except as provided in Section 3(b), the Committee may at any time authorize the grant of stock options under the Plan to any one or more Key Employees or Directors. These stock options may be Incentive Options (i.e., options which qualify as Incentive Stock Options under Section 422 of the Code) or Nonqualified Options, except that (i) no officer or Director who is not an employee may be granted an Incentive Option, and (ii) no employee may be granted an Incentive Option which would result in the aggregate fair market value, determined as of the date the stock option is granted, of the Common Stock with respect to which that Incentive Option and all other Incentive Options held by that employee under any plan maintained by Lennar (or any parent or subsidiary of Lennar) are exercisable for the first time by that employee during any calendar year to exceed $100,000. No employee, officer or Director may receive options for more than 500,000 shares of Common Stock over the life of the Plan. Each stock option will be designated at the time of grant as an Incentive Option or as a Nonqualified Option.

      (b) Any grant to an officer or Director of Lennar must be made either by
(i) the full Board of Directors or (ii) a committee of the Board of Directors which consists solely of two or more "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Any grant with respect to which an exception is sought from the deduction limitations under
Section 162(m) of the Code must be made by a committee of the Board of Directors consisting solely of two or more "outside directors" as that term is defined in
Section 162(m) of the Code.

      (c) Without limiting the generality of what is stated in Sections 3(a) and
(b), stock options may be granted to a Key Employee or Director regardless of the fact that stock options or Stock Appreciation Rights previously granted to that Key Employee or Director remain unexercised, and a Holder may exercise a stock option or Stock Appreciation Right when it is exercisable by its own terms, notwithstanding that there are stock options and Stock Appreciation


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Rights which were previously granted to that Holder which remain unexercised.

4.    AUTHORITY TO GRANT STOCK APPRECIATION RIGHTS

      (a) The Committee may at any time authorize the grant of Stock Appreciation Rights to any Key Employees or Directors who hold or are receiving stock options granted under the Plan. Each Stock Appreciation Right will relate to a specific stock option granted under the Plan. A Stock Appreciation Right may be granted concurrently with the stock option to which it relates or at any time after the stock option has been granted and before it has been exercised, terminates or expires. The number of shares subject to a Stock Appreciation Right may not exceed the number of shares which may be issued on exercise of the stock option to which the Stock Appreciation Right relates.

      (b) The term "Stock Appreciation Right" means the right to receive from the Company, without payment by the Holder, an amount equal to the excess of the fair market value on the date the Stock Appreciation Right is exercised of the number of shares of Common Stock for which the Stock Appreciation Right is exercised over the exercise price the Holder would have had to pay to exercise the related stock option in order to purchase that number of shares of Common Stock. Upon exercise of a Stock Appreciation Right the Participant will automatically be deemed to surrender the related stock option with regard to the number of shares of Common Stock as to which the Stock Appreciation Right is exercised. Except as provided in subsection 4(c), at the Discretion of the Committee, Stock Appreciation Rights may specify that the sum to be paid upon their exercise may be paid by the Company in cash, in Common Stock valued at its fair market value on the date the Stock Appreciation Right is exercised, or in any combination of cash and Common Stock valued in that manner.

      (c) A Stock Appreciation Right granted under the Plan will be exercisable only when, and with regard to the number of shares of Common Stock as to which, the related stock option is exercisable and will lapse when the related stock option terminates or expires. A Stock Appreciation Right granted under the Plan may only be transferred when, and to the person, to whom the right to exercise the related stock option is transferred in accordance with Section 13.

5.    TERMS OF STOCK OPTIONS

      (a) Each stock option granted under the Plan will expire on a date determined by the Committee when the option is granted, which will be not more than 10 years after the date of grant, except that an Incentive Option granted to a Key Employee who, at the time of the grant, is a 10% Stockholder will expire not more than five years after the date of grant.

      (b) Each stock option granted under the Plan will be exercisable at such time or times, and in such installments, as are determined by the Committee when the stock option is granted. However, no stock option granted under the Plan may be exercisable until at least six months after the date of grant, except upon the death or disability of the Holder prior to the expiration of that six month period.



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      (c) The exercise price of each stock option granted under the Plan will be determined by the Committee on the date the stock option is granted, except that with respect to Incentive Options, the exercise price may not be less than (i) if the Incentive Option is granted to a person who is not a 10% Stockholder, 100% of the fair market value of the Common Stock on the date the Incentive Option is granted, and (ii) if the Incentive Option is granted to a 10% Stockholder, 110% of the fair market value of the Common Stock on the date the Incentive Option is granted. For the purposes of the Plan, the fair market value of a share of the Common Stock on any day will be the mean between the highest and lowest quoted selling prices of the Common Stock in composite trading reported on the New York Stock Exchange (or, if the Common Stock is not traded on the New York Stock Exchange, on the principal securities exchange or market on which the Common Stock is traded) on that day, or if there are no sales on that day, on the next following day on which there are sales.

      (d) No stock option granted under the Plan may be assigned or transferred, other than as provided in Section 13 upon the death of the Holder to whom the stock option was granted except that the Committee may (but need not) permit other transfers, where the Committee concludes that such transferability (i) does not result in accelerated taxation, (ii) does not cause any option intended to be an Incentive Option to fail to meet the requirements set forth in Section 422(b) of the Code (or any applicable successor to that Section) and (iii) is otherwise appropriate and desirable.

6.    PAYMENT OF OPTION EXERCISE PRICE

      The exercise price of any stock option will be payable in cash or by check payable to the order of Lennar, except that the Committee may determine that the exercise price of the stock option may be paid by delivering shares of the Common Stock with a fair market value at the date the stock option is exercised equal to all or any part of the exercise price, with any remaining balance to be paid in cash or by check payable to the order of Lennar.

7.    WITHHOLDING PAYMENTS

      (a) If as a result of the exercise of a Nonqualified Option or a Stock Appreciation Right, or otherwise, the Company is required to pay any amount as withheld income tax, the Company may, at its discretion, either (i) reduce the number of shares of Common Stock issuable upon exercise of the stock option, or the cash or Common Stock to be paid or delivered upon exercise of the Stock Appreciation Right, by the amount of the required withholding (with the Common Stock valued at its fair market value on the date the stock option or Stock Appreciation Right is exercised), (ii) require that, as a condition to exercise of the stock option or Stock Appreciation Right, the Holder remit to the Company the amount of withholding tax required to be paid as a result of the exercise or
(iii) withhold the amount of the withholding tax from payments of salary or other payments the Company is required to make to the Holder.

      (b) If a person makes a disqualifying disposition (as described in Section 422(a)(1) of the Code) of shares acquired upon exercise of an Incentive Option, that person will promptly notify the Company of the disqualifying disposition and pay to the Company an amount equal to any


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withholding tax the Company is required to pay as a result of the disqualifying disposition. If a person fails to pay the Company an amount equal to any withholding tax the Company is required to pay as a result of a disqualifying disposition of shares acquired upon exercise of an Incentive Option, the Company may withhold that amount from any payments of salary or other payments the Company is required to make to the person or may take any other lawful steps to collect that amount from the person.

8.    WRITTEN AGREEMENT

      Promptly after a stock option or Stock Appreciation Right is granted under the Plan, Lennar will provide the Holder of that stock option or Stock Appreciation Right with a written agreement containing the provisions of the stock option or Stock Appreciation Right. The terms of the agreement will be in accordance with the Plan, but may contain additional provisions and restrictions (including, without limitation, special provisions and restrictions applicable to Incentive Stock Options) authorized by the Committee which are not inconsistent with the Plan. Each agreement relating to a stock option will state whether the stock option is or is not intended to be an Incentive Option.

      Each Holder of a stock option or Stock Appreciation Right granted under the Plan will be bound by the terms of the Plan and of the agreement relating to the stock option or Stock Appreciation Right.

9.    ADMINISTRATION OF THE PLAN

      (a)   The Plan will be administered by the Committee.

      (b) The Committee will have full power to construe, interpret and administer the Plan and to establish and change the rules and regulations for its administration.

      (c) Subject to the limitations contained in the Plan, the Committee will have full power (i) to grant Incentive Options, Nonqualified Options and Stock Appreciation Rights to any one or more Key Employees and Directors, and (ii) to determine as to any stock option or Stock Appreciation Right granted to any Key Employee or Director the number of shares of Common Stock to which the stock option or Stock Appreciation Right will relate, the exercise price of the stock option or Stock Appreciation Right, the term of the stock option or Stock Appreciation Right, and all other terms of the stock option or Stock Appreciation Right.

      (d) In exercising its powers under the Plan, the Committee may act in its sole discretion, with no requirement that it follow past practice or treat one employee, officer or Director in a manner consistent with the treatment afforded to any other employee, officer or Director.

      (e) All actions taken and decisions made by the Committee will be binding and conclusive on all Holders of stock options and Stock Appreciation Rights granted under the Plan and all other officers, employees and Directors of the Company, and on their respective legal representatives and beneficiaries. No member of the Committee will be liable for any


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determination made or action taken in good faith with respect to the Plan or any stock options or Stock Appreciation Rights granted under the Plan, or for any decision not to grant stock options or Stock Appreciation Rights under the Plan to any officer, employee or Director of the Company.

10.   SHARES AVAILABLE FOR OPTIONS

      The aggregate number of shares of Common Stock which may be issued upon exercise of stock options or Stock Appreciation Rights granted under this Plan is 3,000,000 shares, subject to adjustment as provided in Section 12(b). Any shares which are subject to stock options or Stock Appreciation Rights which terminate or are surrendered (including shares subject to stock options which are deemed surrendered because of exercise of Stock Appreciation Rights, to the extent the shares are not issued on exercise of the Stock Appreciation Rights) will be available to be issued on exercise of subsequently granted stock options or Stock Appreciation Rights. Any shares as to which stock options or Stock Appreciation Rights are exercised but which are retained by Lennar to pay the exercise price of stock options, to reimburse the Company for paying withholding taxes or otherwise will be deemed to have been issued upon exercise of stock options or Stock Appreciation Rights, and will not be available to be issued on exercise of other stock options or Stock Appreciation Rights.

11.   LAWS AND REGULATIONS

      The obligation of the Company to issue shares of Common Stock (or other securities as provided in Section 12) upon exercise of Options will be subject to (i) the condition that counsel for the Company is satisfied that the sale and delivery will be in compliance with the Securities Act of 1933, as amended, and all other applicable laws, rules or regulations, and (ii) the condition that the shares of Common Stock reserved for issuance under the Plan have been authorized for listing on any securities exchange or exchanges on which the Common Stock is listed.

12. MODIFICATIONS OF NUMBERS OF SHARES AND OTHER SECURITIES; CHANGES IN CAPITAL STRUCTURE

      (a) If (i) the Company at any time is involved in a merger, consolidation, dissolution, liquidation, reorganization, exchange of shares, sale of all or substantially all of the assets or stock of the Company or similar transaction,
(ii) there is a stock dividend, stock split, reverse stock split, stock combination, reclassification, recapitalization or other similar change in the capital structure of Lennar, or a distribution to holders of Common Stock other than a cash dividend or (iii) any other event occurs which in the judgment of the Committee necessitates an adjustment to the terms of the outstanding stock options or Stock Appreciation Rights which were issued under the Plan, the Committee may (x) make such modifications in the terms of outstanding stock options as in its judgment are appropriate so the Holders' rights will in aggregate be substantially the same after the event as they were before the event, and (y) make such change in the aggregate number of shares which may be granted under the Plan as in its judgment will cause the number of shares available for issuance on exercise of stock options which are outstanding at the time of the event and the number of shares available to be issued on exercise of stock options which may be granted in the future will be the same proportion of the outstanding Common Stock


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immediately after the event that they were of the outstanding Common Stock immediately before the event, including, without limitation, adjustments in (A) the number and kind of shares subject to options, (B) the exercise price of outstanding stock options and (C) the number and kind of shares available under
Section 10. The judgment of the Committee with respect to any matter referred to in this Section 12 will be conclusive and binding upon each Holder without the need for any amendment to the Plan or any stock options or Stock Appreciation Rights which had been granted under the Plan.

13.   EFFECTS OF TERMINATION OF EMPLOYMENT

      (a) Each Nonqualified Option and related Stock Appreciation Right granted under the Plan will terminate when the Holder ceases to be an officer, employee or Director of the Company, except that

               (i) If a Holder of a Nonqualified Option dies while an officer, employee or Director of the Company, each Nonqualified Option and related Stock Appreciation Right held by the Holder at the date of the Holder's death may be exercised, to the extent it was exercisable at the date of death (or, with the consent of the Committee, in full), by the Holder's legal representative until the earlier of 12 months after the date of death or the date on which the Nonqualified Option expires by its terms.

               (ii) If a Holder of a Nonqualified Option ceases to be an officer or employee of the Company,

                  (A) after the Holder becomes 65 years old,

                  (B) because of the disability of the Holder (as determined by the Committee in its discretion), or

                  (C) under other circumstances which the Committee determines to justify continued exercise of stock options and related Stock Appreciation Rights,

each Nonqualified Option and related Stock Appreciation Right held by the Holder on the date the Holder ceased to be an officer, employee or Director of the Company may be exercised, to the extent it was exercisable on the date the Holder ceased to be an officer, employee or Director of the Company (or, with the consent of the Committee, in full), until the earlier of (x) three months after the date the Holder ceased to be an officer, employee or Director of the Company, or (y) the date the stock option expires by its own terms.

      (b) Each Incentive Option and related Stock Appreciation Right granted under the Plan will terminate when the Holder ceases to be an employee of the Company (whether or not the Holder continues to be an officer of the Company), except that if the Holder dies while an employee of the Company, or ceases to be an employee of the Company under a circumstance described in clause (A), (B) or
(C) of subparagraph (a) (ii) , each Incentive Option and related Stock Appreciation Right held at the date the Holder ceases to be an employee of the Company


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may be exercised by the Holder's legal representative until twelve months after the date of death, or by the Holder until three months after the Holder ceases to be an employee of the Company under a circumstance described in clause (A),
(B) or (C) of subparagraph (a)(ii), to the same extent a Nonqualified Option could have been exercised in accordance with subparagraph (a)(i) or (ii) until twelve months after the date of death or three months after the Holder ceases to be an officer, employee or Director of the Company under a circumstance described in clause (A), (B) or (C) of subparagraph (a)(ii).

14.   NO RIGHTS TO CONTINUED EMPLOYMENT

     Nothing in the Plan or in any stock option or Stock Appreciation Right granted under the Plan, and no other action taken by the Committee, will give any officer, employee or Director of the Company a right to continue to be an officer, employee or Director of the Company or in any other way affect the right of the Company to terminate the officer or Director position or employment of any officer, employee or Director at any time for any reason, with or without cause.

15.   EFFECTIVE DATE

      The Plan will be effective on the date it is adopted by the Board of Directors, provided that the stockholders of Lennar approve the Plan within 12 months after it is adopted by the Board of Directors. Stock options and Stock Appreciation Rights may be granted prior to approval of the Plan by the stockholders of Lennar, but each stock option and Stock Appreciation Right granted prior to stockholder approval of the Plan will be subject to approval of the Plan by the stockholders of Lennar within 12 months after the Plan is adopted. No stock option or Stock Appreciation Right may be exercised until the Plan is approved by the stockholders of Lennar, and all stock options and Stock Appreciation Rights granted before the Plan is approved by the stockholders of Lennar will automatically terminate at the end of 12 months after the Plan is adopted by the Board of Directors if the Plan is not approved by the stockholders of Lennar by that date.

16.   AMENDMENTS OF THE PLAN

      The Board of Directors may amend the Plan at any time; provided that the Board of Directors may not make any amendment in the Plan that would, if such amendment were not approved by the stockholders of Lennar, cause the Plan to fail to comply with any requirement of applicable law or regulation, or make it not possible for stock options to be granted under the plan which qualify as incentive stock options, unless and until the approval of the stockholders of Lennar is obtained. No amendment to the Plan will change the exercise price, or otherwise alter any provision, of any stock option or Stock Appreciation Right which has been granted prior to the amendment, unless the Holder of the stock option or Stock Appreciation Right consents to the change.

17.   TERMINATION OF THE PLAN

      The Plan may be terminated at any time by the Board of Directors. The Plan will terminate on the 10th anniversary of the date it is adopted by the Board of Directors unless it is terminated


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before that. No stock options or Stock Appreciation Rights may be granted after the Plan terminates. However, termination of the Plan will not affect any stock option or Stock Appreciation Right which is outstanding when the Plan is terminated.

                                      * * *

                 As approved by the Board of Directors of Lennar
       Corporation on October 31, 1997 and as amended on December 9, 1997.